Exhibit 99.6

CROWN CRAFTS, INC.

PERFORMANCE SHARE AWARD CERTIFICATE

(Pursuant to the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan)

THIS PERFORMANCE SHARE AWARD CERTIFICATE (this “Certificate”) is made and entered into as of Grant Date listed below, by and between Crown Crafts, Inc., a Delaware corporation (the “Company”), and the individual listed below (the “Participant”).

Participant: ____________________	Grant Date: _____________________
Number of Shares of the Company’s Series A Common Stock, Par Value $0.01 Per Share: __________

1.    Grant. The Company hereby grants to the Participant a Performance Share Award entitling the Participant to the number of shares of the Company’s Series A common stock, par value $0.01 per share (the “Common Stock”), listed above (the “Performance Shares”), pursuant to and subject to the provisions of the Crown Crafts, Inc. Amended and Restated 2021 Incentive Plan (the “Plan”) and to the terms and conditions set forth in this Certificate. Capitalized terms used in this Certificate and not otherwise defined in this Certificate shall have the meanings assigned to such terms in the Plan.

2.    Earning Performance Shares. Subject to Section 6, the Performance Shares shall be earned by the Participant and shall be settled in accordance with Section 3 based upon achievement of the following stock price hurdles prior to the ______ anniversary of the Grant Date set forth above (the “Expiration Date”):

(a)

_________ of the Performance Shares shall be earned by the Participant if the Closing Price of the Common Stock equals or exceeds _____ dollars ($_____) on ____ (___) trading days within any period of _____ (____) consecutive trading days, provided that the Participant has remained in Continuous Service through the date on which such stock price hurdle is achieved [.] [and

(b)

_________ of the Performance Shares shall be earned by the Participant if the Closing Price of the Common Stock equals or exceeds _____ dollars ($_____) on ____ (___) trading days within any period of ____ (_____) consecutive trading days, provided that the Participant has remained in continuous Service through the date on which such stock price hurdle is achieved.]

Any Performance Shares that have not been earned prior to the Expiration Date shall be forfeited by the Participant as of the Expiration Date. Any Performance Shares that have not been earned prior to the date of the termination of the Participant’s Continuous Service shall be forfeited by the Participant as of such date, including by reason of the Participant’s death or Disability. For the avoidance of doubt, if the stock appreciation targets are reached simultaneously, all of the Performance Shares shall be earned by the Participant. Once an applicable stock price hurdle has been achieved, a subsequent decline in the value of the Common Stock shall not negate the achievement of that hurdle.

For purposes of this Agreement, “Closing Price” means the closing price of the Common Stock on the NASDAQ Stock Market on the date on which Closing Price is being determined. If the shares are not then listed on the NASDAQ Stock Market, and if the shares of Common Stock are then listed on any other national securities exchange or traded on the over-the-counter market, the closing price value shall be the closing price on the largest such exchange, or if the closing price is not available, the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by NASDAQ, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the determination is made. If the Closing Price cannot be determined pursuant to the above methodology, Closing Price shall equal the fair market value of Common Stock as determined in good faith by the Committee.

Without limiting the provisions of Section 14 of the Plan, in the event the Company pays a stock dividend or reclassifies, divides or combines the Common Stock, then an appropriate adjustment shall be made to the number of Performance Shares and the Closing Price hurdles.

3.    Settlement of Performance Shares. As soon as practicable after any Performance Shares have been earned pursuant to Section 2 upon achievement of an applicable stock price hurdle, such Performance Shares shall be settled as follows:

(a)

One-third of the Performance Shares that are earned shall be settled through the issuance of non-forfeitable Shares that shall not be subject to the restrictions set forth in Section 4; provided, however, that if any Performance Shares are earned prior to the first anniversary of the Grant Date, such Performance Shares shall be settled through the issuance of Restricted Shares, which shall vest in accordance with Section 5.

(b)	Two-thirds of the Performance Shares that are earned shall be settled through the issuance of Restricted Shares, which shall vest in accordance with Section 5.

4.    Restrictions. “Restricted Shares” means shares of Common Stock that are subject to the restrictions imposed hereunder which restrictions have not then expired or terminated. Restricted Shares may not be sold, transferred, exchanged, assigned, pledged, hypothecated or otherwise encumbered to or in favor of any person, or be subjected to any lien, obligation or liability of the Participant to any other person. Prior to the applicable date set forth in Section 5, if the Participant’s Continuous Service is terminated for any reason other than as set forth in Section 5(c) of this Certificate, then the Participant shall forfeit all of the Participant’s right, title and interest in and to the Restricted Shares as of the date of such termination, and such Restricted Shares shall revert to the Company immediately following the event of forfeiture. The restrictions imposed under this Section 4 shall apply to all Shares or other securities issued with respect to Restricted Shares hereunder in connection with any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Shares.

5.    Vesting and Termination of Restrictions. Subject to Section 6, the Restricted Shares shall vest (and become non-forfeitable) and the restrictions imposed under Section 4 of this Certificate shall lapse on the earliest to occur of the following (such date being referred to herein as the “Vesting Date,” and the period prior to the Vesting Date being referred to herein as the “Restricted Period”):

(a)

As to any Restricted Shares issued pursuant to Section 3(a), the Vesting Date shall be the first anniversary of the Grant Date, provided that the Participant has remained in Continuous Service through such Vesting Date;

(b)

As to any Restricted Shares issued pursuant to Section 3(b), 50% of such Restricted Shares shall vest upon each of the first and second anniversaries of the date such Restricted Shares were earned pursuant to Section 2, provided the Participant has remained in Continuous Service through the applicable Vesting Date; and

(c)	As to 100% of the Restricted Shares upon the termination of the Participant’s Continuous Service by reason of the Participant’s death or Disability.

6.    Change in Control. Notwithstanding any provision of this Agreement to the contrary, in the event a Change in Control occurs prior to the Expiration Date, (i) any Performance Shares that have not been earned pursuant to Section 2 shall be deemed to have been earned and shall be settled in non-forfeitable Shares, and (ii) any Restricted Shares that have not previously vested shall vest (and become non-forfeitable), and the restrictions imposed under Section 4 of this Certificate shall lapse and the Restricted Period shall be deemed to have ended.

7.    Delivery of Restricted Shares. The Restricted Shares shall be delivered to the Participant either by book-entry registration or by delivering to the Participant, or a custodian or escrow agent (including, without limitation, the Company or one or more of its employees) designated by the Committee, a stock certificate or stock certificates registered in the name of the Participant. If stock certificates representing Restricted Shares are registered in the name of the Participant, then such stock certificates will bear an appropriate legend, as determined by the Committee, referring to the terms, conditions, and restrictions applicable to the Restricted Shares. Stock certificates for the Shares, without such legend, shall be delivered to the Participant or the Participant’s designee upon request of the Participant after the expiration of the Restricted Period.

8.    Voting Rights. Prior to the issuance of Shares or Restricted Shares, the Participant shall have no voting rights with respect to the Performance Shares subject to this Certificate. Upon the issuance of Restricted Shares, the Participant, as beneficial owner of the Shares, shall have full voting rights with respect to the Restricted Shares during and after the Restricted Period, unless and until forfeited pursuant to this Certificate.

9.    Dividend Rights. Prior to the issuance of non-forfeitable Shares or Restricted Shares, the Participant shall have no dividend rights with respect to the Performance Shares subject to the Certificate. Upon the issuance of Restricted Shares, the Participant shall accrue cash and non-cash dividends, if any, paid with respect to the Restricted Shares, but the payment of such dividends shall be deferred and held (without interest) by the Company for the account of the Participant until the expiration of the Restricted Period. During the Restricted Period, such dividends shall be subject to the same vesting restrictions imposed under Section 4 of this Certificate as the Restricted Shares to which they relate. Accrued dividends deferred and held pursuant to the foregoing provision shall be paid by the Company to the Participant promptly upon the lapse of the Restricted Period. Dividends accrued on the Restricted Shares before they are vested shall be credited by the Company to an account for the Participant and accumulated (without interest) until the date upon which the Restricted Shares become vested, and any dividends accrued with respect to forfeited Restricted Shares will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions imposed under Section 4 of this Certificate lapse.

10.  Taxes.

(a)

The Participant shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation payable to the Participant, the amount of any required withholding taxes in respect of the Shares and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes. In the discretion of the Committee, the Participant instead may satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold Shares otherwise issuable or deliverable under this Certificate (or to allow the return of Shares) having a Fair Market Value equal to the amount required to be withheld; provided, however, that no Shares shall be withheld with a value exceeding the amount of tax calculated by using the maximum statutory rates in the applicable jurisdictions; or (iii) delivering to the Company previously owned and unencumbered shares of Common Stock with a Fair Market Value equal to the aggregate amount of taxes to be withheld.

(b)

Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility, and the Company: (i) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant or vesting of the Restricted Shares or the subsequent sale of any Shares; and (ii) does not commit to structure the Award evidenced by this Certificate to reduce or eliminate the Participant’s liability for Tax-Related Items.

(c)

The Participant may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) with respect to the Restricted Shares issued pursuant to this Certificate. Any such election must be made within thirty days after the date on which such Restricted Shares are issued. If the Participant elects to make a Section 83(b) Election, then the Participant shall provide the Company with a copy of an executed version and satisfactory evidence of the filing of the executed Section 83(b) Election with the Internal Revenue Service. The Participant agrees to assume full responsibility for ensuring that any such Section 83(b) Election is actually and timely filed with the Internal Revenue Service and for all tax consequences resulting from the Section 83(b) Election.

11.  Compliance with Law. The issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any securities exchange on which the Shares may be listed. No Shares shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. The Participant understands that the Company is under no obligation to register the Shares with the Securities and Exchange Commission, any state securities commission or any securities exchange to effect such compliance.

12.  No Right of Continued Service. Nothing in this Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate the Participant’s employment or service at any time, nor confer upon the Participant any right to continue in the employ or service of the Company or any Affiliate.

13.  Participant Acceptance. By signing below, the Participant agrees to be bound by the terms and conditions of the Plan and this Certificate and accepts the Award as of the Grant Date. The Participant understands, agrees and accepts that the Committee’s interpretation of the Plan, the Award of Performance Shares evidenced by this Certificate and this Certificate, and all decisions and determinations by the Committee with respect to the foregoing, are final, binding, and conclusive on the Participant. The Participant acknowledges delivery of the Plan and the Plan prospectus together with this Certificate.

14.  Severability. If any one or more of the provisions contained in this Certificate are invalid, illegal or unenforceable, the other provisions of this Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

15.  Clawback. The Shares shall be subject to any compensation recoupment policy that the Committee may adopt from time to time that is applicable by its terms to the Participant.

16.  Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Certificate, the provisions of the Plan shall be controlling and determinative.

17.  Successors and Assigns. The Company may assign any of its rights under this Certificate. This Certificate will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Certificate and the Plan, this Certificate will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person(s) to whom the Shares may be transferred by will or the laws of descent or distribution.

18.  Notice. Any notice to the Company provided for in this Certificate will be addressed to the Company in care of the Company’s Corporate Secretary at the Company’s corporate headquarters, and any notice to the Participant will be addressed to the Participant at the current address shown on the records of the Company, or to such other address as the Participant may designate to the Company in writing. Any notice will be delivered by hand, sent by facsimile or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service or with an overnight courier.

19.  Counterparts; Electronic Signature. This Certificate may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument, and any of the parties or signatories hereto may execute this Certificate by signing any such counterpart. Electronic signatures in the form of handwritten signatures on a facsimile transmittal and scanned and digitized images of a handwritten signature (e.g., scanned document in PDF format) shall have the same force and effect as original manual signatures.

[Signatures page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Certificate as of the Grant Date set forth herein.

COMPANY: CROWN CRAFTS, INC.	PARTICIPANT:

By:

Name:	(Signature)

Title:

(Printed Name)

[Signature Page to Restricted Stock Award Certificate]